Endurance Specialty Holdings Ltd.

Second Quarter 2007

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature.  Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities
Litigation Reform Act of 1995.  Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors.  The Company’s actual results, performance, or achievements may differ materially from any future results,
performance, or achievements expressed or implied by such
forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Philosophy & Strategy

Endurance was built in the aftermath of 9/11 to be an underwriter of volatile specialty risks – key to our business are the following principles:

Focus on business segments that
reward our specialized knowledge
and relationships

Supported by
investments in enabling
technology and
disciplined, technical
underwriting approach

Portfolio managed with key risk
management concepts –
diversification, value at risk and
data quality

Portfolio
Management

Technology and
Discipline

Specialization

Capital Management

Seasoned Management Team

5

2

2

4

4

4

2

2

5

4

5

Years of

Endurance

Experience

25

Executive Vice President, Endurance Specialty Holdings Ltd.

Tom Bell

21

Chief Investment Officer

Mark Silverstein

18

General Counsel

John Del Col

22

President, Endurance Services Limited

John O’Connor

32

President and Chief Executive Officer, global insurance operations

Michael Fujii

26

President and Chief Executive Officer, global reinsurance operations

William Jewett

34

Chief Operating Officer

Daniel Izard

22

Chief Actuary and Chief Risk Officer

Michael Angelina

16

Chief Underwriting Officer

David Cash

13

Chief Financial Officer

Michael McGuire

28

Chairman, President & Chief Executive Officer

Kenneth LeStrange

Years of

Industry
Experience

Position

Name

Executive Team has proven its ability to execute challenging strategies

Built a culture focused on risk and capital management

Maintain a Diversified Book of Business

Total Written Premiums of $1.88 Billion*

Insurance

36%

Reinsurance

64%

By Segment

* Includes deposit premiums, based on the twelve months ended June 30, 2007

By Line of Business

Property - Insurance

Property - Reinsurance

Casualty -
Reinsurance

Casualty - Insurance

Healthcare Liability

Workers’ Compensation

Professional Lines

Catastrophe

Agriculture

Marine

Aerospace

Surety and Other Specialty

Reinsurance - Expanding Product Offering

Reinsurance Total Written
Premiums of $1.2 billion*

By Line of Business

Catastrophe

Property

Casualty

Agriculture

Marine

Aerospace

Surety and
Other Specialty

Industry leading tools and
technology

Leader in Bermuda

Covers all perils

Highly specialized relationships

Auto liability, D&O, workers comp
and clash

Non-renewed large proportional
contracts in 1Q07

Multiple peril crop insurance

Industry leading tools and
technology

Covers brown and blue water hull

Provides aviation and space
coverages

Other unique opportunities
including growing surety business

* Includes deposit premiums, based on the twelve months ended June 30, 2007

Catastrophe

29.7%

Property

20.7%

Agriculture

10.9%

Casualty

21.4%

Marine

6.4%

Aerospace

4.6%

Surety and
other specialty

6.3%

Insurance  - Our Fastest Growing Segment

Insurance Total Written
Premiums of $682 million*

By Line of Business

Casualty

Professional
Lines

Healthcare
Liability

Property

Workers’
Compensation

Large account excess
liability written in Bermuda

Small account casualty
written in US

Includes E&O and D&O
products

Financial institutions
specialists

Leader in Bermuda

Hospital professional
liability

Strong relationships

Leader in Bermuda market

Written out of US and UK

Growing US specialty
business

Opportunistic strategy

Converted from
reinsurance in 2006

Casualty

19.6%

Professional
Lines

11.9%

Healthcare
Liability

14.9%

Property

23.4%

Workers’
Compensation

30.2%

* Based on the twelve months ended June 30, 2007

Strong Risk Management Focus -
Portfolio Expected Risk Curve (July 1, 2007)

Stated tolerance is to limit
our loss in a 1-in-100 year
to 25% of our capital or
less, our current level is
21.5% of capital

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios.  Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures.
The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses.  Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios.  Losses included above are net of reinsurance including collateralized reinsurance and ILW purchases.  Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our equity capital.  We base our budget and forecasts on the average result, although the nature of the curve places the median result further to the right.

Changes in Endurance's underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve.  For a listing of risks related to Endurance and its future performance, please see

"Risk Factors" in our Annual Report on Form 10K for the year ended December 31, 2006.

Endurance Operating Income Profile
as of July 1, 2007

1-in-500

Year

$884 Mil

Loss

1-in-250

Year

$694 Mil

Loss

1-in-100

Year

$468 Mil

Loss

1-in-50

Year

$319 Mil

Loss

1-in-25

Year

$141 Mil

Loss

1-in-10

Year

$64 Mil

Gain

Average

Result

$342 Mil

Gain

Median

Result

$391 Mil

Gain

Operating Result - $ Millions

-1,000

-750

-500

-250

-0

250

500

750

Changes in Portfolio Expected Risk Curve

Change from

Change from

July 1, 2006 - June 30, 2007 to

Jan. 1, 2007 - Dec. 31, 2007

July 1, 2007 - June 30, 2008

July 1, 2007 - June 30, 2008

July 1, 2006 -

Jan. 1, 2007 -

July 1, 2007 -

$

%

$

%

(in millions)

June 30, 2007

Dec. 31, 2007

June 30, 2008

Change

Change

Change

Change

Median Result

$400

$381

$391

($9)

(2.3%)

$10

2.6%

Average Result

342

341

342

0

0.0%

1

0.3%

1 in 10 year annual gain

64

91

64

0

0.0%

(27)

(42.2%)

1 in 25 year annual loss

(182)

(66)

(141)

41

(29.1%)

(75)

53.2%

1 in 50 year annual loss

(334)

(172)

(319)

15

(4.7%)

(147)

46.1%

1 in 100 year annual loss

(486)

(287)

(468)

18

(3.8%)

(181)

38.7%

1 in 250 year annual loss

(707)

(396)

(694)

13

(1.9%)

(298)

42.9%

1 in 500 year annual loss

(904)

(500)

(884)

20

(2.3%)

(384)

43.4%

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve.  For a listing of risks related to Endurance and its future performance, please see

“Risk Factors” in our Annual Report on Form 10K for the year ended December 31, 2006.

Diversification Has Led to Stable Premium Growth

$798.8

$1,602.0

$1,711.4

$1,812.2

$1,948.6

$1,103.3

$0

$200

$400

$600

$800

$1,000

$1,200

$1,400

$1,600

$1,800

$2,000

2002

2003

2004

2005

2006

2Q07

YTD

Gross Written Premiums*

Net Earned Premiums*

(in millions)

$369.5

$1,173.9

$1,632.6

$1,818.9

$850.1

$1,803.4

$0

$500

$1,000

$1,500

$2,000

2002

2003

2004

2005

2006

2Q07

YTD

(in millions)

* Includes deposit premiums

Catastrophe
Aerospace
Healthcare Liability
Professional Lines
Casualty - Insurance
Surety & Other Specialty
Agriculture
Property - Insurance
Casualty - Reinsurance
Workers' Compensation
Property - Reinsurance
Marine

Endurance

Overall Underwriting Has Been Strong

89.2%

90.4%

93.2%

94.7%

156.7%

66.6%

62.9%

67.4%

84.7%

79.2%

76.8%

76.0%

0%

25%

50%

75%

100%

125%

150%

175%

Inception to Date Underwriting Ratio*

* Underwriting ratio is defined as losses and acquisition expenses divided by earned premium, as of 6/30/07.

Inception to Date Underwriting
Ratio is 84.2%*

Strong Financial Performance

$102.1

$263.4

$355.6

($220.5)

$498.1

$237.2

82.7%

84.7%

85.8%

81.5%

123.5%

86.2%

-$300

-$200

-$100

$0

$100

$200

$300

$400

$500

$600

2002

2003

2004

2005

2006

2Q07

YTD

0.0%

20.0%

40.0%

60.0%

80.0%

100.0%

120.0%

140.0%

Net Income

Combined Ratio

Net Income and Combined Ratio

(in millions)

7.8%

17.3%

19.9%

-11.9%

25.7%

22.3%

-15%

-10%

-5%

0%

5%

10%

15%

20%

25%

30%

2002

2003

2004

2005

2006

2Q07

YTD

Annualized Operating
Return on Average Equity

Inception to 6/30/07 combined ratio of 93.6%

Inception to 6/30/07 ROE of 14.0%

High Quality Investment Portfolio

Total Investment Portfolio of $5.6 Billion*

Cash and
Other
10.7%

Mortgage-backed

39.1%

By Investment Type

* As of  June 30, 2007

Fixed Maturity Ratings

$4.7 Billion*

U.S. Government
and agencies
16.1%

Corporate
15.5%

Foreign
Government
4.3%

Asset-backed
9.3%

Alternatives
5.0%

U.S. Government
and agencies
19.0%

AAA/Aaa and
agency RMBS
64.8%

BBB or Below
1.9%

AA/Aa
6.3%

A/A
8.0%

Efficient Capital Management

$1,115

$1,300

$1,213

$1,309

$1,318

$1,204

$102

$345

$650

$364

$780

$976

$200

$200

$200

$192

$103

$391

$447

$447

$447

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

2002

2003

2004

2005

2006

2Q07

Common Share Capital

Retained Earnings

Preferred Equity

Debt

Strong and Flexible
Capital Structure

$, Millions

$1,409

$1,748

$2,254

$2,320

$2,745

$100

$20

$92

$52

$10

$90

$21

$50

$62

$66

$33

$0

$20

$40

$60

$80

$100

$120

$140

$160

2002

2003

2004

2005

2006

2Q07

YTD

Repurchases

Dividends

$, Millions

$595 Million of
Capital Returned
to Shareholders

$100

$41

$142

$113

$76

$123

$2,827

Sensitivity of ROE

* The Return on Equity Sensitivity Analysis is purely illustrative and should not be construed as guidance for future performance. Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause our actual results to vary considerably from those indicated above. For a listing of risks related to Endurance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006.

Operating Assumptions

2.6:1.0 Investment Leverage at
4.75% yield

0.75:1.0 Operating Leverage

Interest expense and preferred
dividends of 2.2% of common
equity

ROE = 10.2%

ROE = 17.7%

ROE = 21.5%

ROE = 15.8%

ROE from Underwriting Activity

ROE from Investing Activity

Financing Costs

Return On Equity Sensitivity Analysis*

2.2%

2.2%

2.2%

2.2%

12.4%

5.6%

7.5%

11.3%

12.4%

12.4%

12.4%

100%

Combined

Ratio

92.5%

Combined

Ratio

90%

Combined

Ratio

85%

Combined

Ratio

Conclusion

Disciplined technical underwriting culture with focus on
underwriting margin and risk adjusted returns

Well positioned with strong management team, diversified
portfolio, and excellent financial strength

Create shareholder value through active capital management
coupled with strong returns to generate 15%+ ROE through
underwriting cycles